Exhibit 10.5

KNOW - HOW TRANSFER AGREEMENT

Between T 1) Conscience GmbH & Co. KG. Hartmannstr. 65. D - 91052 firlangen, Germany Corscience Q † $k‘ And tâ & 91052 j &1fi Hartmann 65 @ Brand Meditech I Asia) Co., Ltd. Room 1702. 17/F., Blk A New Trade Center, 6 On Ping St Shatin NT Hong Kong S.A.R. (hereafter referred to as “CORSCIENCE”) ( THE CORSCIENCE ) (hereinafter referred to as "BRAND MEDITECH") "BRAND MEDITECH” and "CORSCIENCE" being the " PARTIES" hereto. Q & lfi CORSCIENCE N iX’ HN • WHEREAS, CORSCiENCB is an established German development service provider for international medical technology companies; T, coRscIENcE — JK T‹t D &ñ B hrfi HAñ' lâ1.. Pk48f & 1. ƒ . &: WHEREAS, BRAND MEDITECH is a corporation organized and existing under the laws of Hong Kong, engaged in medical equipment business; _

_ WHEREAS, BRAND MEDITECH is desirous of acquiring from CORSCIENCE the know - how and technical assistance relating to the design, manufacture, test, inspection, adjustment, operation and maintenance of AED Meducore Easy defibrillators ; and WHEREAS, CORSCIENCE is prepared to transfer to BzANn MEDITECH its know - how for the design, manufacture, test, inspection, adjustment, operation and maintenance of such CONTRACT PRODUCTS and for the implementation of such CONTRACT TECHNOLOGY . NOW THEREFORE, the PARTIEs hereto agree as follows: "ASSOC IATED COMPAN Y” "CONTRACT PRODUCTS" "DEVELOPMENT AGREEMENT" has the meaning as defined in Art, 14. DEF lNl TI OSS of a PnnTY is each third parry (or entity) which is directly or indirectly owned as to fifty percent or more of voting stock or capital, but only as long as such ownership exists . means AED Meducore Easy defibrillators as designed and manufactured currently or in the past by CoRSC I ENCE Or its customers and licensees under application of the CouTsACT TFCHNOLOGY, as set out in detail in A nnex 1 . CONTRACT PRODUCTS shall not include defibrillators that CORSCIENCE manufactures as contract manufacturer or licensee of third parties . means the “AED Technology Meducore Easy” product and production technology relating to AED defibrillators, as set out in Annex 2 . l*age 3 ‹›F - IG

"DOCUMENTATION" " IMPROVEMENTS " "KNOW - HOW" — "NEW CONTRACT PRODUCT" "RESERVED PARTS" shall mean all tangible Know - How regardless whether in form of paper documents or other suitable data carr iers. The DHUMENTATION will be in the shall mean all KNOW - How' and DOCUMENTAT ; ox regarding improvements . modifications and adaptations of the CONTRACT PRODUCT . S or the CONTRACT TECHNOLOcY Which are developed to and util ized by BRAND MEDITECH in connection with CONTRAC“T PRODUCTS Of CONTRACT TECrINOLOG Y during the term of this Agreement . The term " IMPROVEMENTS" does not, however, include such modifications developments, and/or additional features, which lead to a different basic technical concept, new functions of the product or a different product . shall mean certain Cosine PRODUCis already being used in the market as defined in Art. 3.2 shall mean all technical information, documentation, data and experiences relating to the design, specifications and manufacturing process of CONTRACT PRODUCTS and to CONT RAC T TECHNOLOGY . shall mean a defibrillator with modified features and specifications as designed and manufactured by BRAND MEDlTEcH after the conclusion of this Agreement and based on the Contact Tccnoroov . has the meaning as defined in Art. 2.3. @ @ 2.3 Q @ ’N @ @ I

Kn‹»i I I » ' I 'rans ter .Agreement \ ’3 Art. 2 KNOW - HOW TRANSF ER ANO L IC ENC E GRANT 2.1 CORSCIENCE hereby transfers to BOND MEDITECH the full ownership of the proprietary rights to the CoNTRACT TECHNOLOGY, subject to the terms and conditions of this Agreement . Following the transfer, BRAND MEDITECH shall be entitled to manufacture and sell NEW CONTRACT PRODUCTS based on the CoNTRACT TrCwoLOGv in the People's Republic of China including the Hong Kong and Macao S . A . R . and in all other countries . After all the payments stated in this agreement have been received by Corscience, the IP technology to be transferred in this know how transfer agreement shall be owned by Brand Meditech except the reserved parts stated in this agreement . Brand Meditech has the ownership for all the technologies transferred to apply patent, IP or trade mark etc . as well as to develop . produce and sell the relevant products . CS cannot accept a guarantee that a patent or any other IP can successfully be applied for by BRAND . N CORSCIENCE (‘@ g † if A {3*J @ . & K i * \ IQ T CORSC IENC E @ 22 The CoNiwCT TECHNOLOGY remains the property of CORSCIENCE until the last payment as stipulated in Art . 11 . 1 g) and all previous payments stipulated herein have been received in full by CoRSCIENCE . & ft I i i â›? & m I’ añ H 1 H CORSC IENC E &1 X A UfS ] % . i IS I ik . HñR ikt" N ét& IN @ H I U CORSCIENC E UP

Knot - t I I' ›u '1 rans her .Agreement \ 3 2.3 With regard to the following parts of the CoNTRACT PRODUCT (“RESERVED PARTS”), CozsclENcE Retains the proprietary rights as the owner of the CoNTRACT TECHNOLOGY: a) For the electrodes (WM 40116 ) ; b) for the socket of the electrodes ; c) for the plug of the electrodes ; d) for all speech prompts ; e) front foils and/or display features and functionalities with pictograms "Patient may be touched ” / Display ”Stand clear of the patient! " and shock button with heart symbol warning sign (“DISPLAY FEATURES”) . 2.4 With regard to the following HsERvED PARTS, CORSCiENcE retains the proprietary rights as the owner of the CoNTRACi 1 ECHNOLOGY, but grants BRAND MEDITECH a non - exclusive licence to manufacture, sell and install those RESERVED PARTS as part of CONTRACT PRODUCTS : a) For the electrodes (WM 40116); b) for the socket of the electrodes; c) for the plug of the electrodes. d) for all speech prompts @ ( WM 40116 1 ;

Knmw - - } - I‹›u’ Trans fer Agreement \ '3 2.5 The licence granted by CORSCIENCE to BRAND MEDlTECu for the HsERVED PARTS under Art . 2 . 4 shall be non - exclusive and BRAND MEDITECH may not transfer, assign or sub - licence the same without the prior written consent of CORSCIENCE . CORSCIENCE KJ}fI CORSCIENCE R X & 2. 4 & Q @ Q i1 d34B I i1 . Ail iS , Q & QiL. Q HH • RETAINED RIGHTS @ IR @ CORSCIENCE retains the full right to use the CONTACT TECHNOLOGv for the RESERVED PARTS for its own production and sales of products other than the CONTRACT PRODUCT or to grant its AssOCIATED COMPANIES or other business partners a licence to use the CoxTRACT TECHNOLOGY for the REsERVED PARTS in their production and sale of products other than the CoNTRACT PRODUCT after the signing of this Agreement . 3.2 BRAND MEDITECH acknowledges and agrees that CORSCIENCE has in the past made use of the CONTRACT TECHNOLOGY and that there is an already existing installed base of CONTRACT PRODUCTS based on CONTACT TECHNOLOGY in the market (“INSTALLED BAs 6 ”) . ln order to assist the INSTADDED BAsE with regard to consumables, spare parts, service and repair as well as post market surveillance and potential field safety corrective actions that might occur in the future, CoRSCIENCe reserves the right to make free of charge use of the CoNTRACT TECHNOLOGY - especially but not limited - to the aforementioned necessities, including manufacturing of replacement parts or whole units of CONTRACT PRODUCTS, or to provide to users modifications of the CoNTRACi TECHNOLOGY in order to correct malfunctions .

r Know - Hn Transfer Ag cnr V3 3.3 BRAND M £ DITECH agrees that CORSCIENCE may use free of charge the Cover TECi - fNOLOov to further support the production, maintenance and corrective and preventive actions of existing customers . 3.4 Since the DisPLAY FEATUREs are not part of the CommcT TECworOGY transferred hereunder, BRAND MEDITECH Shall not include or imitate these DisPLAY FEATURES when it manufactures Co CT PRODuCTs or NEw ComnnCT PRODUCTS, but find a substitute solution and design which maintains a respectful distance and distinctiveness from the DlsPLAY FEATURES . 3.5 BOND MDITECH is aware of trademark protection for the mark “Meducore” in China and other countries (“McDUCORE TRADEMARK”) by Weinmann Emergency Medical Technology GmbH & Co . KG, an ASSOCIATED COMPANv of CORSCIENCE (“KEINMANN”), and of othet relevant intellectual property rights, including design patents, owned by WEtNMANN in connection with the CoNTRACT PRODouT or the CONTRACT TECHNOLOGY . BOND MDITECH is not authorized to use the WnUCORE TRADES or any confusing similar mark, imitation, transliteiation etc . in connection with CoNTRACT PRODUCTS or NEW CONTRACT PRODUCTS, and its own product or tmde names shall maintain a respectful distance and distinctiveness from the MEDuCORE TRADEMARK . Page 8 of 46

4. I Art. 4 DOCUMENT ATION @ CONSCIENCE shall provide Bruno MEDITECH With a DOCUMENTATION to use the CONTRACT TECHNOLOov pursuant to Art. 2.1 of this Agreement. 4.2 The documentation shall include: a) Drawings for designing, manufacturing and assembling; b) Specifications; c) Materials list; d) Software source code and algorithms; e) Fabrication and assembly procedures; II Operating and instruction manuals; g) Any other necessary technical data listed in Annex 2. A%A%: a) VTQii, J%%* % 8%; b) {? : c) $ %?T : d) l2({?%{J X; _ 43 CORSCIENCE Shall furnish BRAND MEDITECH with single reproducible copies of the DOCUMENTATION . lt is understood that only such DOCUMENTATiON shall be rendered to BRAND MEDITECH as is still used at CORSCIENCE'S factories at the time when the DocuvENTATlOx is effectively requested .

4.4 The documentation shall be provided to BRAND MEDITECH Within live business days after the last payment as stipulated in Art . 11 . 1 g) and all other previous payments have been received in full by CosscIENCE . Art. 5 TECHNICAD ASSISTANCE J@ J| CORSCIENCE shall assist and advise BRAND MEDITECH in the use of CoNTRACT TECHNOLOGY in accordance with the terms defined in Art. 6 — 7 hereof. A06 TECHNICAL ASSISTANCE I) 6.1 Subject to the detailed terms and conditions listed in Annex 3 , CORSCic cr shall make available to BRnxD MEDITECH, at BOND MEDITECH’s request, the services of fully qualified and experienced members of its staff to train the relevant personnel of BRAND MEDITecH on the use of the CoNTmCT TECHNOLOGY for manufacture of CONTRACT PRODUCTs as exemplified by the Meducore Easy, provided that : a) BRAND MEDlTEcH pays to CORSCIENCE a fee for the services of such experts in relation to time spent with BOND MEDITECH and in travelling to and from BRAND MEDITECo at the rates stated in Annex 3 ; _ Image 10 of j6

b) such expert shall act merely in an advisory capacity and neither CoRScIENCE nor such person shall, to the fullest exteni permitted by law, bc liable in any manner for any loss or damage (whether direct, indirect or consequential and whether economic or other) resulting from the implementation of, or reliance on, any actual or alleged advice or assistance of such person . Providing technical assistance under this Article shall not constitute any representation or warranty that BRAND MEDITECH will be successful in the manufacture of an AED defibrillator that closely matches the features or performance of the Meducore Easy . — Art. 7 C oNF IDENTI AL IT› OBL I GA TI ON OF EXP ERTS I I @ I 7.1 The PARTIES shall bind their experts whom they second to the other PARTv to subject themselves for the duration of their stay in the other PARTY'S factory to the local law and the disciplinary and security rules effective at that time for that other PARTY . 7.2 BRAND MEDITECH shall help the experts or training personnel sent by CoRSCIENCE to handle the formalities on their entrance or exit in China, residence permit etc . , and shall provide convenience on their residence, transportation, medical care and living .

8. 1 — 8.5 7.3 Neither side shall be allowed to offer employment or in any form solicit the service of experts sent by the other PARTS in the implementation of this Agreement. 1. 8 WARRANTIES {@l In implementing their respective obligations which the PARTIES have to fulfil by virtue of this Agreement. both PARTIES will use their due care and diligence. 8.2 CORSCIENCE warrants that it is the rightful owner of the technology provided under this Agreement and CORSCIENCE has the right to transfer the CoNTRACT TECHNOLOGY. CORSCIENCE flot & v AN iJ T l<4 Ô4 H /11$ Q & . CORSC 1 ENCE Q HJ il THE CONTRA CT TECwocOGY has been prepared with due scientific diligence and under observation of established technical rules. 8.4 BRAlND M£DITEcH is aware of the technical features of the CoNimC r TECHNOLOGY and the CONTRACT PRODUCT. 8.5 The CosTRACT Tecworocv and DOCUMENTATION provided hereunder is complete and correct. 8.6 CORSCIENCE shall not be liable for the technical utility of the CosTRACT TECHNOLOGY Or the commercial merchantability of the CONTRACT PRODUCT. 8.7 lf the CONTRACT TECHNOLOGY furnished hereunder is demonstrated by Bnnnn MEDlTEcH not to meet the representations given under Art. 8.4, this defect shall be

35t' - I Io \ • 1 rans cr Mgr c ment A’ 4 remedied by CoRSCIExCE giving further technical assistance according to Art. 6.1 hereof. 8.8 lf BRAND MEDITECH demonstrates a breach of the warranty given by CoRSCIENCE under Art . 8 . 5 , this defect shall be remedied eKclusively by CozSClExcE providing the necessary and complete DocUuENTATIos or KNOW - now, replacing incorrect DocuMENTATiOx or supplementing missing parts of the DOCUMENT . ATION . 8.9 The warranties under Art. 8.4 — 8.8 are subject to a limitation period of one year starting from the signing date of this Agreement. Art. 9 INTELLECTUAL PROPERTY WARRANTY @ j„@ $@(@ 9.1 To the best of its knowledge, CoRSCIENCE represents that it is not aware of actions raised by third party patent holders against CORSCiENcE in connection with the use of CONTRACT TECHNOLOGY or the manufacture or sale of CONTRACT PRODUCTS . f'ft 10, CORSCIENCE @ *II /ÄQ Q Ù ÇJj ÖQ Ù117Î CORSC l ENCE ( {aj 9.2 CORSCIENCE assumes no representation and warranty that application of the CONTRACT TECHNOLOGY will not iitfringe on rights of third parties or cause any damage to third parties . This exclusion of warranty shall not cover cases in which CORSCIENCE knows or should have known about conflicting intellectual property rights of third parties in the CE area and maliciously omitted to notify BRAND MEDITECH .

Art. 1 I HOW - HOW FEES J@J 11 . 1 The payment for the know • how transfer of 2 . 4 million EUR will be divided into a payment schedule in the form of 1 . 5 million EUR (One million and five - hundred thousand Euro) and a payment based on manufactured CONTRACT PRODUCT totaling to 0 . 9 million EUR (nine hundred thousand Euro) . In comideration of the rights and licenses granted by CORSCiENCE to BRANn MEDITECH, BnnND MenITEcti shall pay to CORSCIENCE kflow - how fees defuied as follows : fnow - Her Trawler Agreement V3 a} First Payment : BRAND MEDITECH shall pay CORSCIENCE the First Payment of EUR 250 , 000 . 00 (Two hundred fifty thousand Euro) with start of the Prototype phase d) as defined in † l of the Development Agreement signed between Brand Meditech (Fuyang) and Corscience on November 16 , 2018 . b) Second Payment : Brand Meditech shall pay Corscience the Second Payment of EUR 250 , 000 . 00 (Two hundred fifty thousand Euro) with finalization of the Prototype phase d) defined in † l of the Development Agreement signed between Brand Meditech (Fuyang) and Corscience on November 16 , 2018 . c) Third Payment : BRAND MEDITECH shall pay CORSCIENCE the Third Payment in an amount of EUR 250 , 000 . 00 (Two hundred fifty thousand Euro) within 90 days from Second Payment . Page lS of t6

d) Fourth Payment : BRAND MEDlTECrt Shall pay CORSCIENCE the Fourth Payment of EUR 250 . 000 . 00 (Two hundred fifty thousand Euro) . Payment of the Fourth Payment shall be made by means of electronic transfer remittance within 5 business days after CE approval was granted to NEW CONTRACT PRODUCT . e) Fifth Payment: Lump sum payment of EUR 250,000.00 (Two hundred fifty thousand Euro) shall be paid within 90 days from Fourth Payment. Sixth Payment: Lump sum payment of EUR 250,000.00 (Two hundred fifty thousand Euro) shall be paid within 180 days from Fourth Payment. g) Last payment : 900 . 000 EUR (nine hundred thousand Euro) shall be payed as payment on each manufactured CONTRACT PRODUCT in lorm of 200 EUR for each of the first 4 . 500 (four thousand and five hundred) manufactured CONTRACT PRODUCTS . 11 . 2 For the avoidance of doubt, it is acknowledged by both PARTiES that the Know - HOW FEE does not include external expenses (tooling, industrial design, approval costs) for the NEw CONTRACT PRODUCT . These costs have to be borne by BmxD MEDITECH alone and separately with an overhead surcharge of 12 percent .

11.3 If payment of any of the fees stipulated in Art . 11 . 1 and 11 . 2 is not received by CORSCIENCE within 30 days after that fee falls due, BR ANo MEDl I SCH Shall pay CORSCIENCE interest at the then valid LIBOR rate (London Interbank Offered Rate) on 3 months' credit base plus 5 % per annum for EUR . Art. 1 2 TAXES } 12 . 1 Amounts payable under this Agreement shall not, unless expressly provided otherwise, include any turnover tax such as VAT, which CoRSCIENCE is entitled to invoice and BOND MEDITECH is obliged to pay in addition to the nei fees in accordance with applicable laws and regulations . Any WITHHOLDING TAXES withheld and paid to the relevant tax authorities shall be deducted from the next payments that fall due if BRAND MEDiiEcH provides CORSCIENCE with the relevant tax - certificates giving sufficient evidence that such WITHHOLDING TAXES have properly been paid to the relevant tax authorities .

Art. 13 GRANT BACK LICENSE 11 @ 13 . 1 BRAND MEDITECH shall inform CORsclENcE about IvrROVEMuN I fi to CONTRACT TECHNOLOGY Of CONTRACT PRODUCTS achieved by it during the ter m of this Agreement . BRAND MEDITEcH grants to CORSCIENCE, its ASSOCIATED CovPANiEs or other business partners and manufacturing licensees an option to acquire a non - exclusive right to use BmxD MEDITECH'S IMPROVEMENTS to manufacture, have manufactured, market and sell CONTRACT PRODUCis throughout the world . 3. The fees for this license shall be separately agreed between the PARTIES. 4. For the supply of DOCUMENTATION for CORSCIENCE'S IMPROV EMUNTS and the related KNOW - HOW transfer, Art. 4 of this Agreement shall apply vice versa. Art. 14 DEVELOPMENT AGREEMENT @{JJ’/ The PARTIEs may agree on the terms and conditions of their co - operation in the development of New CONTRACT PRODUCTs in a separate development agreement (“DE ¥ ’ELOPMENT AGREEMENT”) . The DEvucoPvENT AGREEMENT shall also define the responsibilities in obtaining the CE certification for New CONTRACT PRODUCTS, the technical fees to be paid by BRAND MEDTECH as well as warranties . Page 18 of 46

Art. 15 SECRECY @ @ 15.1 Unless otherwise agreed upon, each PARTv undertakes during and until 5 years after expiry of this Agreement to keep confidential towards other parties including its ASSOCIATED COMPANIES, KNOW - HOW and any other confidential information which it has received from the other PARTv as long as such KNOW - HOw or information has not become known to a third party or the general public without breach of secrecy on the part of the receiving Penry . All information made available under this Agreement is deemed to be confidential unless otherwise advised in writing . 15.2 The secrecy obligations hereunder shall not apply to CORSCIENCE with regard to existing business partners using the CONTRACT TECHNOLOGv and the CONTRACT PROD UCTS. Art. 16 Technology Import Registration @J D & BRAND MEDITECH shall be responsible to handle the technology import registration procedures with the competent Chinese authorities, keep CORSCIENCE informed at all times about the progress of these procedures, provide CORSCIENCE with copies of all related documents before submitting them to the authorities or as soon as they have been received from the authorities, forward all comments and requirements of the authorities to dt tt - t l /tt } rank fcr . \ green1c14T \ ’ 4 _ CORSCIENCE immediately and send a copy of the Technology Import Registration Certificate to CORSCIENCE after it is obtained. Art. 17 PENALTY v 17 . 1 If any of the following circumstances occur, BRAND MEDITECH shall pay to CORSCIENCE a penalty in the amount of EUR 500 , 000 . 00 (Five hundred thousand Euro) : a) BRAND MEDITccu continues the use of the CosTmcT TECHNOLOGY after a termination in accordance with Art. 18.4; h) violation by Base MEDlTEcu of the obligation in Art . 2 . 5 not to transfer, assign or sub - licence the license for the REsERVED PARTS without the prior written consent of CORSCIENCE ; c) violation by BmxD MEDITECH of the secrecy obligations in Art. 15; d) violation by Bin D MEDITECH Of the obligations in Art. 3.4; e) violation by BRAND ]VIEDITECH Of the obligations in Art. 3.5;

ii » 1 1' ›u I runs ter \ grecm c nt \ ’ 3 II violation by BRAND MEDI TnCH 0f the obligations in Art. 9.5. Art. 18 TERM AND REGULAR d CRM I N ATION 1. The EF F ECTIVE DATEgof this Agreement shall be the date of signing. 2. This Agreement shall expire automatically on the date on which all ot the rights and obligations of both PARTIEs under this Agreement have completely been performed . 3. The termination following complete performance shall not affect the validity of the license for the R £ sERVED PARTS granted under Art . 2 . 3 . This license shall be granted in perpetuity, unless termination under Art . 18 . 4 occurs . =o.•*. - 8 . 4 Without prejudice to any rights that have accrued under this Agreement or any of its rights or remedies, CossCiENCE may terminate this Agreement immediately by giving written notice to BRAND MEDilECH if any of the following circumstances occurs : a) BRAND MEDITECH fails to pay anv amount due under this Agreement on the due date for payment and remains in default not less than 7 days after being notified in writing to make such payment ; b) BRAND MEDITECH commits a material breach of any material term of this Agreement (other than failure to pay any amounts due under this Agreement) I’ag‹ 2 I ‹›F 4G and (if such breach is remediable) fails to remedy that breach within 30 days of being notified in writing to do so; c) a petition is filed, a notice is given, a resolution is passed, or an order is made, for or in connection with the winding - up of BRAND MEDITECH; d) an application is made to court, or an order is made, for the appointment of an administrator, or if a notice of intention to appoint an administrator is given, or if an administrator is appointed over BRAND MEDITECH ; e) a person becomes entitled to appoint a receiver over the assets of BOND MEDITECH or a receiver is appointed over the assets of BRAND MEDITECH; a creditor of BRAND MEDITECH attaches or takes possession of . or a distress, execution, sequestration or other such process is levied or enforced on or sued against, the whole or any part of its assets and such attachment or process is not discharged within 14 days, which will serious affect the business capability of BRAND KEDITECH ; g) BRAND MEDlTECti suspends or ceases, or threatens to suspend or cease, to carry on all or a substantial part of its business; h) there is a change of control of BmxD MEDITECH; Page 22 of 46

i) BRAND KEDITECH contests the secret or substantial nature of the licensed Know - I - tow. _ PREMATURE TERMINATION/NON SE UENCES OF TER MINATION AND ExeiRATION 19 . 1 In case of termination of this Agreement before the last payment as stipulated in Art . 11 . 1 g) has been received in full by CORSCIENCE, the following provisions shall apply : a) The Co TRACT TECHNOcoGv has not been transferred and the right of ownership remains with CORSCIENCE . All rights and licences granted pursuant to this agreement shall cease . This includes the license for the REsERVED PARTS . b) BRAND MEDITECH shall cease all exploitation of the CosTRACT TECHNOLOGY and any other Know - how provided by CORSC iENCE to BsAxn MEDITECH . except insofar as such licensed KNOW - HOw and other know - how ceases or has ceased to be confidential, unless this is or was as a consequence of the default of BRAND MEDITECH ; c) BOND MEDITECH shall co - operate with CORSCIENCE in the cancellation of any licences registered pursuant to this Agreement and shall execute such documents and do all acts and things as may be necessary to effect such cancellation ; and

t„•' } } ‹›v. I'rans t'cr . fire e me in I \ ’ 3 19 . 3 The expiry or termination of this Agreement, for any reason, shall not affect any provision of this Agreement which is expressed to survive or operate in the event of expiry or termination, and shall be without prejudice to the provisions o 1 this clause and to any rights of either PARTY which may have accrued by, at, or up to, the date of such expiry or termination . Art. 20 FORCE MAJEURE @ — Should either of the PARTIEs be prevented from executing this Agreement by "FORCE MAJEURE", such as earthquake, typhoon, flood, fire and war and any unforeseen events, and their happening and consequences are unpreventable and unavoidable, the prevented PARTY shall notify the other PARTY by telefax without undue delay, and within 15 calendar days thereafter provide the detailed information of the events and valid documents for evidence issued by the relevant organizations . Both PARTIES shall, through consultations, decide whether to terminate this Agreement or to exempt the prevented PARTY of obligations for implementation of this Agreement or whether to delay the execution of all or part of this Agreement according to the effects of the events on the performance of this Agreement . — Image 23 of 4G

— 21.4 _ 21 . 5 The PARTIES Shall bear their own costs incurred in the course of or in connection with any arbitration, including food, travelling and accommodation expenses, unless the arbitral body in its award directs otherwise . An.21 ARB ITRAT ION 21.1 Any disputes arising from the execution of, or in connection with the Agreement shall be settled through friendly consultations between the PARTIES. fiAi+L ›v Ubi &N NPT &IJ fi&i fiñw7H wAWD & ié 21.2 ln the event that no settlement is reached within 30 days from the date of notification by one PARTS to any or both of the others that it intends to submit a dispute, controversy or claim to arbitration, then such dispute, controversy, difference or claim arising out of or relating to this Agreement, including the existence, validity, interpretation, performance, breach or termination thereof or any dispute regarding non - contractual obligations arising out of or relating to it shall be referred to and finally resolved by arbitration administered by the Hong Kong International Arbitration Centre (HKIAC) under the HKIAC Administered Arbitration Rules in force when the Notice of Arbitration is submitted. 21.3 The seat of arbitration shall be Hong Kong. The number of arbitrators shall be three. The arbitration proceedings shall be conducted in English.

Know-How Transfer Agreement V3

Art. 22

GOVERNING LAW 适用法律

This Agreement shall be governed by Hong Kong Law.

本协议受香港法律管辖。

Art. 23

MISCELLANEOUS 其他

23.1 Any mutually agreed alterations of or amendments to this Agreement to be effective must be in writing.

任何双方同意的对本协议的变更或修改必须采用书面形式才有效。

23.2 Notices shall be given to the following addresses:

通知应送达以下地址：

if to BRAND MEDITECH:

for the attention of Mr. Ouyang Leying

Room 1702, 17/F., Blk A New Trade Center, 6 On Ping St，Shatin， N. T,

Hong Kong, P. R. China

Telephone: 00 852 3124 1235 Telefax: 00 852 3124 1219

柏威医疗：

中国香港沙田安平街 6 号新贸中心 A 幢 17 楼 1702 室

欧阳乐英先生收

电话：00 852 3124 1235 传真：00 852 3124 1219

if to CORSCIENCE:

给 Corscience:

for the attention of Dr. Claudius Moor

Hartmannstraße 65, 91052 Erlangen, Germany

Page 27 of 46

Telephone: 0049 9131 977986 — 0 CORSCIENCE: Dr. Claudius Moor f¥ i 1 : 0049 9131 977986 — 0 1 ¥ R : 00 49 9131 977986 — 449 23 . 3 In the event of one clause of this Agreement being invalid the remaining stipulations will remain in force . However . the contracting PxRTiES will replace an invalid stipulation, if any, by a new stipulation that complies as closely as possible with the intent ot the contracting PARTIES at the time when the Agreement was made . Kn‹ › \ - i | | r »i 1 ran s for .Agreement \ ’ 3 Telefax: 00 49 9131 977986 — 449 Erlangen, dated November 22nd 2019 Claudius Moor CEO Corscience GmbH & Co. KG, Erlangen, dated November 22nd 2019 Ouyang Le Ying CEO Brand Meditech (Asia) Co., Ltd. Corscienc e GmbH & CO• KB Hartmannstfañe 6s 91 052 Erlangen Tel.: 09131 - 97 79 BS - 0 Fax: 09131 - 97 79 95 - ** 8 /+tp //’www. cors che ce . d e